SPDR® Index Shares Funds

Supplement Dated September 19, 2019 to the Prospectus and

Statement of Additional Information (“SAI”)

Dated January 31, 2019, as may be supplemented from time to time

SPDR STOXX Europe 50 ETF

SPDR MSCI ACWI IMI ETF

(each, a “Fund” and collectively, the “Funds”)

1.

Effective September 23, 2019 (the “Effective Date”), each Fund’s name and ticker symbol will change. Accordingly, as of the Effective Date, all references to each Fund’s name and ticker symbol in the Prospectus and SAI are deleted and replaced as follows:

Old ETF Name (Ticker)	New ETF Name (Ticker)
SPDR STOXX Europe 50 ETF (FEU)	SPDR Portfolio Europe ETF (SPEU)
SPDR MSCI ACWI IMI ETF (ACIM)	SPDR Portfolio MSCI Global Stock Market ETF (SPGM)

2.	SSGA Funds Management, Inc., the investment adviser to the Funds, has agreed to reduce the management fee for each Fund as of the Effective Date as follows:

	Old Management Fee (percentage of average daily net assets)	New Management Fee (percentage of average daily net assets)
SPDR Portfolio Europe ETF	0.29%	0.09%
SPDR Portfolio MSCI Global Stock Market ETF	0.25%	0.09%

Accordingly, as of the Effective Date, the fee table and example table in the section within the Prospectus entitled “FEES AND EXPENSES OF THE FUND” for each Fund are replaced with the following:

SPDR PORTFOLIO EUROPE ETF

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions you may pay on purchases and sales of Fund Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
Management fees[1]	0.09%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses[1]	0.09%

[1]	The Fund’s “Management fees” and “Total annual Fund operating expenses” have been restated to reflect a reduction in the Fund’s “Management fees.”

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$9	$29	$51	$115

SPDR PORTFOLIO MSCI GLOBAL STOCK MARKET ETF

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions you may pay on purchases and sales of Fund Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
Management fees[1]	0.09%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses[1]	0.09%

[1]	The Fund’s “Management fees” and “Total annual Fund operating expenses” have been restated to reflect a reduction in the Fund’s “Management fees.”

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$9	$29	$51	$115

As of the Effective Date, all additional references in the Prospectus and SAI to each Fund’s management fee are revised as indicated above.

3.

As previously communicated in a supplement filed on August 23, 2019, as of the Effective Date, the benchmark index for the SPDR Portfolio Europe ETF will change. In connection with this change, the section entitled “PRINCIPAL RISKS OF INVESTING IN THE FUND” beginning on page 2 of the Prospectus, and the risk chart in the “ADDITIONAL RISK INFORMATION” section beginning on page 204 of the Prospectus are updated to reflect that “Switzerland” is no longer a specific geographic focus risk for the SPDR Portfolio Europe ETF. In addition, as of May 31, 2019, a significant portion of the Fund’s new benchmark index comprised companies located in France. Accordingly, as of the Effective Date, the risk chart in the “ADDITIONAL RISK INFORMATION” section is updated to reflect that “France” is a geographic focus risk of the Fund, and the following discussion is added to the “PRINCIPAL RISKS OF INVESTING IN THE FUND” section on page 2 of the Prospectus and to the risk discussion beneath the risk chart beginning on page 215 of the Prospectus:

France: The French economy is dependent to a significant extent on the economies of certain key trading partners, including Germany and other Western European countries. External demand for French exports is expected to be negatively impacted by the United Kingdom’s resolution to leave the EU. Reduction in spending on French products and services, or changes in any of the economies of trading partners may have an adverse impact on the French economy. The French economy is dependent on exports from the agricultural sector. Leading agricultural exports include dairy products, meat, wine, fruit and vegetables, and fish. As a result, the French economy is susceptible to fluctuations in demand for agricultural products. In addition, France has been a target of terrorism in the past. Acts of terrorism in France or against French interests abroad may cause uncertainty in the French financial markets and adversely affect the performance of the issuers to which the Fund has exposure.

4.

As of the Effective Date, the transaction fees for creations and redemptions for the Funds will change as indicated in the table below. Accordingly, as of the Effective Date, the table within the “CREATION AND REDEMPTION TRANSACTION FEES” section on page 74 of the SAI is updated to reflect the following:

	Old Transaction Fee	New Transaction Fee	Old Maximum Transaction Fee	New Maximum Transaction Fee
SPDR Portfolio Europe ETF	$1,500	$4,500	$6,000	$18,000
SPDR Portfolio MSCI Global Stock Market ETF	$6,000	$2,200	$24,000	$8,800

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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